EXHIBIT 10.3
FORM OF SHARE PURCHASE AGREEMENT
     The undersigned Seller and Buyer have entered into this Share Purchase Agreement dated as of October 18, 2007 for Seller’s sale of shares of common stock of HAPC, Inc. to Buyer.
     1. Seller hereby sells, and Buyer hereby buys, the Shares of Common Stock of HAPC, Inc. specified below for the Purchase Price specified below effective immediately, such sale to settle on the Settlement Date specified below.

Number of Shares:

Purchase Price per Share: $

Settlement Date: October , 2007

2.	Seller holds the Shares through
.
[Identify broker/custodian]
     3. Seller represents and warrants that (a) it has held the Shares since August 6, 2007, the record date for HAPC, Inc.’s Special Annual Meeting of Stockholders, currently scheduled to be re-convened on October 19, 2007 and (b) either purchased the Shares in HAPC’s initial public offering or in an open market purchase. Seller hereby agrees to promptly and timely provide (and, if applicable, cause the record holder of the Shares to provide) to Buyer a “legal proxy” and all other documents necessary to enable Buyer to vote the Shares at such meeting or any adjournment thereof. Seller represents and warrants that it has not transferred the right to vote the Shares to any other person.
     4. Seller hereby provides Buyer with an irrevocable proxy with respect to the Shares in the form attached. Seller hereby agrees to promptly and timely vote the Shares in favor of all recommendations of the Board of HAPC, Inc., and to maintain such vote (and provide evidence thereof to Buyer), until such time as Buyer is able to submit the irrevocable proxy to HAPC, Inc.
     5. Seller acknowledges that Buyer is purchasing the Shares for the purpose of increasing the likelihood that the transaction between HAPC, Inc. and Buyer relating to the sale of the capital stock of InfuSystem, Inc. will be approved, and that Buyer believes, with the acquisition of the Shares, that such approval may thereby be achieved.
[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Seller	Buyer

[ ]	I-Flow Corporation

By:	By:
Name:	Name:
Title:	Title: